Exhibit 99.1

UWM Holdings Corporation Issues Statement and Updates Forecasts

PONTIAC, MI, March 9, 2026 - UWM Holdings Corporation (NYSE: UWMC) (“UWMC” or the “Company”), the publicly traded indirect parent of United Wholesale Mortgage (“UWM”), the #1 overall mortgage lender in America, provides an update on its forecast in advance of the upcoming stockholder meeting of Two Harbors Investment Corp. (NYSE: TWO) (“Two Harbors”). To provide greater insight into the market, UWMC is updating its outlook for first-quarter total revenue as well as additional insight into its anticipated business results for the 2026 fiscal year.

Mat Ishbia, Chairman, President, and CEO of UWM, said, “Upon further evaluation, we believe it is important to provide an update on our outlook for Q1 and for fiscal year 2026. UWM’s total loan origination volume was $49.6 billion for the fourth quarter of 2025, which represents its highest quarterly origination volume since 2021. Additionally, our core business fundamentals remain very strong. Even without the Two Harbors transaction, we now expect our total revenue for the first quarter of 2026 to be between $800 million and $900 million, and for fiscal year 2026 to be between $3.5 billion and $4.5 billion. Further, our investments in AI are now implemented and working in multiple areas to make our team members materially more efficient. As such, we remain confident in handling two to three times our current volume while avoiding the need to replace team members who depart through natural attrition. We expect Mia, our voice-enabled AI assistant, to handle over 12 million inbound and outbound calls this year, and the success of this initiative is evident from recent industry information indicating that UWM continues to originate approximately 12% of all refinances and remains the largest originator of purchase loans in the country. Lastly, we expect to demonstrate the favorable results of our investments in people and technology over the last three years, as we are ahead of pace to achieve an annualized nine figure run rate in revenue from new products and services, like TRAC+ and PA+.”

UWMC remains excited about the strategic merits and long-term value-creation potential of our proposed acquisition of Two Harbors and continues to urge Two Harbors stockholders, as the Two Harbors Board recommends, to vote in favor of the transaction at the upcoming shareholder meeting.

Cautionary Note Regarding Forward-Looking Statements

This press release includes forward-looking statements. These forward-looking statements are generally identified using words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” and similar words indicating that these reflect our views with respect to future events. Forward-looking statements in this press release include statements regarding our expectations related to (i) total revenue in the first quarter of 2026 and fiscal year 2026; (ii) operational projections, including team member count and the impact of AI, and (iii) future market share of the refinance market and purchase loans. These statements are based on management’s current expectations, but are subject to risks and uncertainties, many of which are outside of our control, and could cause future events or results to materially differ from those stated or implied in the forward-looking statements, including: (i) UWM’s ability to successfully implement strategic decisions and product launches; (ii) UWM’s dependence on macroeconomic and U.S. residential real estate market conditions, including changes in U.S. monetary policies, more specifically caused by the Presidential Administration that affect interest rates and inflation; (iii) UWM’s reliance on its warehouse and MSR facilities and the risk of a decrease in the value of the collateral underlying certain of its facilities causing an unanticipated margin call; (iv) UWM’s ability to sell loans in the secondary market; (v) UWM’s dependence on the government-sponsored entities such as Fannie Mae and Freddie Mac; (vi) changes in the GSEs, FHA, USDA and VA guidelines or GSE and Ginnie Mae guarantees; (vii) our ability to consummate the merger with Two Harbors and achieve the anticipated benefits; (viii) our ability to comply with all rules and regulations in connection with the launch of our internal servicing and the new risks that may be presented as a result of the transition; (ix) UWM’s dependence on Independent Mortgage Advisors to originate mortgage loans; (x) the risk that an increase in the value of the MBS UWM sells in forward markets to hedge its pipeline may result in an unanticipated margin call; (xi) UWM’s inability to continue to grow, or to effectively manage the growth of its loan origination volume; (xii) UWM’s ability to continue to attract and retain its broker relationships; (xiii) UWM’s ability to implement technological innovation, such as AI in our operations; (xiv) the occurrence of a data breach or other failure of UWM’s cybersecurity or information security systems; (xv) reliance on third-party software and services; the occurrence of data breaches or other cybersecurity failures at our third-party sub-servicer or other third-party vendors; (xvi) UWM’s ability to continue to comply with the complex state and federal laws, regulations or practices applicable to mortgage loan origination and servicing in general; and (xvii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission including those under “Risk Factors” therein. We wish to caution readers that certain important factors may have affected and could in the future affect our results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of us. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date hereof.

About UWM Holdings Corporation and United Wholesale Mortgage

Headquartered in Pontiac, Michigan, UWM Holdings Corporation (“UWMC”) is the publicly traded indirect parent of United Wholesale Mortgage, LLC (“UWM”). UWM is the nation’s largest home mortgage lender, despite exclusively originating mortgage loans through the wholesale channel. UWM has been the largest wholesale mortgage lender for eleven consecutive years and is the largest purchase lender in the nation. With a culture of continuous innovation of technology and enhanced client experience, UWM leads the market by building upon its proprietary and exclusively licensed technology platforms, superior service and focused partnership with the independent mortgage broker community. UWM originates primarily conforming and government loans across all 50 states and the District of Columbia. For more information, visit uwm.com or call 800-981-8898. NMLS #3038.

Important Information for Investors and Stockholders

In connection with the proposed transaction between UWMC and Two Harbors, UWMC has filed with the SEC the Registration Statement on Form S-4, containing the Proxy Statement of Two Harbors and the Prospectus of UWMC. The Registration Statement has been declared effective by the SEC and the Proxy Statement and Prospectus have been delivered to stockholders of Two Harbors. UWMC may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Registration Statement, the Proxy Statement, the Prospectus, or any other document that UWMC may file with the SEC. INVESTORS AND SECURITYHOLDERS OF UWMC AND TWO ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT, THE PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT UWMC, TWO, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and securityholders of UWMC will be able to obtain copies of the Registration Statement, the Proxy Statement and the Prospectus when they become available, as well as other filings with the SEC that will be incorporated by reference into such documents, containing information about UWMC, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by UWMC will be available free of charge under the SEC Filings heading of the Investor Relations section of UWMC’s website at https://investors.uwm.com.

Participants in the Solicitation

UWMC and its respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Two Harbors’ stockholders in respect of the proposed transaction under the rules of the SEC. Information regarding UWMC’s directors and executive officers is available in UWMC’s Annual Report on Form 10-K for the year ended December 31, 2025, and UWMC’s proxy statement, dated April 25, 2025, for its 2025 annual meeting of stockholders (the “UWMC 2025 Proxy”), which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Please refer to the sections captioned “Compensation Discussion and Analysis”, “Executive Compensation”, “Stock Ownership” and “Proposal 3 – Advisory Vote on Executive Officer Compensation” in the UWMC 2025 Proxy. Any changes in the holdings of UWMC’s securities by UWMC’s directors or executive officers from the amounts described in the UWMC 2025 Proxy have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the UWMC 2025 Proxy and are available at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

For inquiries regarding UWM, please contact:
INVESTOR CONTACT	MEDIA CONTACT
BLAKE KOLO	NICOLE ROBERTS
InvestorRelations@uwm.com	Media@uwm.com
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